Execution Version 95538250_2 AMENDMENT NO. 4 TO CREDIT AGREEMENT AND WAIVER This AMENDMENT NO. 4 TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of November 3, 2017, is entered into by and among EBIX, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto as guarantors (the “Guarantors” and collectively with the Borrower, the “Credit Parties”) under the Credit Agreement (defined below), each Lender (as defined below) that is a party hereto and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. RECITALS WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended hereby, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of February 3, 2015, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of June 17, 2016, as further amended by that certain Amendment No. 3 to Credit Agreement and Waiver dated as of October 19, 2017, and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility and term loan facility to the Borrower; WHEREAS, in the third quarter of 2016 Ebix Asia Pacific FZ, LLC (owned 100% by Ebix Asia Holdings, Inc. (Mauritius)) became a Material IP Subsidiary (as defined in the Credit Agreement) without notice thereof as required under Section 7.1(e)(ii) of the Credit Agreement, and as a result an Event of Default (as defined in the Credit Agreement) arose, and is continuing therefrom (the “IP Subsidiary Notice Event of Default”); WHEREAS, the Borrower and/or certain of its Subsidiaries consummated an additional Investment in Ebix Health Exchange Holdings, LLC, which had previously been a joint venture 40% owned by the Borrower, in July 2016 (the “New Subsidiary”), and as a result thereof the New Subsidiary became a Domestic Subsidiary of the Borrower (the “JV Investment”); WHEREAS, at the time of the JV Investment neither the Borrower nor any of its Subsidiaries provided notice to the Administrative Agent thereof or otherwise complied with the requirements of Section 7.11 of the Credit Agreement in connection therewith, and as a result an Event of Default arose, and is continuing therefrom (the “New Subsidiary Event of Default” and together with the IP Subsidiary Notice Event of Default, the “Subject Events of Default”); WHEREAS, certain other Events of Default have occurred and are continuing directly and solely as a result of the occurrence of the Subject Events of Default, including as a result of one or more Credit Parties representing and warranting to the absence of a Default or an Event of Default during the pendency of one or more of the Subject Events of Default (to the extent arising directly and solely from the occurrence of one or more of the Subject Events of Default, and not from any unrelated action or inaction by the Borrower, any other Credit Party or any of their Subsidiaries, the “Directly Ensuing Events of Default”); WHEREAS, the Borrower has requested that the Lenders agree (a) to waive each of the Subject Events of Default and the Directly Ensuing Events of Default and (b) to amend certain provisions of the Credit Agreement, as more particularly set forth below, and the Lenders party hereto are willing to effect such waiver and such amendments, as provided in, and on the terms and conditions contained in, this Amendment;

2 95538250_2 NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment. 2. Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Fourth Amendment Effective Date (defined below), the Credit Agreement is hereby amended by: (a) replacing clause (d) of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement its entirety as follows: “(d) the Consolidated Net Leverage Ratio, determined on a pro forma basis (as provided in Section 1.3) as of the date of such Acquisition (and giving effect thereto), shall be (i) with respect to any Acquisition being consummated at a time when the most recent financial statements delivered pursuant to Section 7.1 are those for the fiscal quarter ended June 30, 2017, no greater than the then-applicable Consolidated Net Leverage Ratio required to be maintained pursuant to Section 8.7 or (ii) in any other case, at least 0.25 to 1.00 lower than the then-applicable Consolidated Net Leverage Ratio required to be maintained pursuant to Section 8.7;” (b) replacing the table in Section 8.7(a) of the Credit Agreement in its entirety as follows: Period Maximum Consolidated Net Leverage Ratio Second Amendment Effective Date through June 30, 2017 3.25 to 1.00 September 30, 2017 through December 31, 2017 3.50 to 1.00 March 31, 2018 through June 30, 2018 3.00 to 1.00 September 30, 2018 through June 30, 2019 2.75 to 1.00 September 30, 2019 and each Fiscal Quarter thereafter 2.50 to 1.00 The parties hereto agree and understand that the amendments provided by this Section 2 shall be deemed effective once all of the conditions in Section 5 of this Amendment have been satisfied (such date, the “Fourth Amendment Effective Date”).

3 95538250_2 3. Waiver of Defaults; New Subsidiary; Consent. In reliance upon the representations, warranties and covenants of the Borrower and each other Credit Party contained in this Amendment, and subject to the effectiveness and the terms and conditions of this Amendment, including, without limitation, those set forth in Section 5 hereof, as of the Fourth Amendment Effective Date, the undersigned Lenders hereby: (a) waive each of the Subject Events of Default and the Directly Ensuing Events of Default, provided that in no event shall any Default or Event of Default other than the Subject Events of Default and the Directly Ensuing Events of Default (including any Default or Event of Default arising as a result of any action or inaction after the Fourth Amendment Effective Date) be waived; (b) waive any requirement of the Borrower or any of its Subsidiaries to comply with the provisions of Section 7.11 of the Credit Agreement with respect to the New Subsidiary, its assets and its Equity Interests; and (c) consent to each of the following Investments (each of which was consummated in October 2017) constituting a “Specified Transaction” for purposes of Section 1.3 of the Credit Agreement: (i) the acquisition by a Subsidiary of the Borrower of the inward remittance business of Wall Street Finance Ltd for a total consideration of approximately $7,300,000; and (ii) the acquisition by a Subsidiary of the Borrower of the money transfer service scheme business (inward remittances) of YouFirst Private Ltd. for a total consideration of approximately $9,200,000. 4. Representations and Warranties. The Borrower and each of the other Credit Parties, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate in any material respect the terms of any of the Credit Parties’ Organizational Documents; (ii) except as could not reasonably be expected to have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any other Contractual Obligations of any Credit Party, (iii) result in or require the creation of any Lien upon any of the properties or assets of any Credit Party (other than Liens created under any of the Credit Documents in favor of the Collateral Agent for the benefit of the holders of the Obligations), or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any material Contractual Obligation of any Credit Party; (b) this Amendment has been duly executed and delivered by each Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability; (c) the representations and warranties of each Credit Party contained in Section 6 of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Fourth Amendment Effective Date and after giving effect to this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this

4 95538250_2 clause (c), the representations and warranties contained in Sections 6.7(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.1(b) and (a) of the Credit Agreement, respectively; and (d) after the effectiveness of this Amendment (including the waivers set forth in Section 3 above) on the Fourth Amendment Effective Date, no Default has occurred and is continuing. 5. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent: (a) the Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, counterparts of this Amendment, duly executed by each Credit Party, the Administrative Agent, and the Required Lenders; (b) each of the representations and warranties set forth in Section 4 above is true and correct in all material respects (or, with respect to any such representation or warranty modified by a materiality or Material Adverse Effect standard, in all respects (taking into account such materiality or Material Adverse Effect standard)); (c) after giving effect to this Amendment (including the waivers set forth in Section 3 above), as of the Fourth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing; (d) the Borrower shall have paid to the Administrative Agent, for the pro rata account of each Lender that executes and delivers a signature page to this Amendment by 12:00 Noon Eastern time on Friday, November 3, 2017 (collectively, the “Consenting Lenders”), an amendment fee (the “Amendment Fee”) equal to 0.075% of the sum of (i) the aggregate Revolving Commitments (whether or not drawn or used) of the Consenting Lenders as of such date plus (ii) the aggregate Term Loans of the Consenting Lenders as of such date; and (e) all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses). 6. Reaffirmation. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents, as amended hereby, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any Credit Party’s obligations under the Credit Documents. 7. Miscellaneous. (a) Nothing in this Amendment is intended (or shall be construed) to constitute the consent of the Administrative Agent or any Lender to any other transaction or the waiver by the Administrative Agent or any Lender of any Default or Event of Default, except as expressly provided herein. (b) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Credit Document are and shall remain in full force and effect. All references in any Credit Document to the “Credit Agreement” or “this Agreement” (or similar terms intended to reference the Credit Agreement) shall henceforth refer to the Credit Agreement as amended

5 95538250_2 by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. (c) This Amendment shall be binding upon and inure to the benefit of the parties hereto, each other Lender and each other Credit Party, and their respective successors and assigns. (d) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.13 AND 11.14 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL. (e) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective upon satisfaction of the conditions set forth in Section 5 hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.4 of the Credit Agreement. (f) If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (g) The Borrower agrees to pay, in accordance with and subject to the limitations in Section 11.2 of the Credit Agreement, all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder. (h) This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement. [Signature Pages Follow.]